Exhibit 10.4.5

Execution Version

Certain confidential information contained in this document, marked by [***], has been omitted because it is not material and would be competitively harmful if publicly disclosed.

SIXTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Sixth Amendment to Capacity Purchase Agreement (this “Amendment”) is made, entered into and effective as of February 10, 2023 (the “Sixth Amendment Effective Date”), by and between United Airlines, Inc., a Delaware corporation (“United”), and Air Wisconsin Airlines LLC, a Delaware limited liability company (“Contractor”). United and Contractor are collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, United and Contractor entered into that certain Capacity Purchase Agreement, dated as of February 26, 2017, as amended by that certain First Amendment to Capacity Purchase Agreement, dated as of October 14, 2020, that certain Second Amendment to Capacity Purchase Agreement, dated as of April 23, 2021, that certain Third Amendment to Capacity Purchase Agreement, dated as of April 26, 2022, that certain Fourth Amendment to Capacity Purchase Agreement, dated as of June 15, 2022, and that certain Fifth Amendment to Capacity Purchase Agreement, dated as of September 30, 2022 (as so amended, the “Agreement”);

WHEREAS, on October 7, 2022, United initiated arbitration against Contractor pursuant to Section 10.08(b) of the Agreement (the “Arbitration”), which is continuing as of the Sixth Amendment Effective Date;

WHEREAS, on December 19, 2022, Contractor delivered to United a notice of termination pursuant to Section 8.02(c)(ii) of the Agreement, and on January 17, 2023, United delivered to Contractor a Wind-Down Schedule pursuant to Section 8.03(c)(ii) of the Agreement (the “January 17 Schedule”);

WHEREAS, pursuant to Section 10.04 of the Agreement, the Agreement may be amended pursuant to a written agreement signed by Contractor and United that specifically states that it is intended to amend or modify the Agreement; and

WHEREAS, Contractor and United intend to amend the Agreement subject to and in accordance with this Amendment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Replacement of January 17 Schedule.

(a) The January 17 Schedule is hereby replaced in its entirety with the following Wind-Down Schedule (the “Replacement Schedule”):

Date of Withdrawal:*	Number of Aircraft Withdrawn:	Number of Covered Aircraft Remaining under the Agreement: **
January 18, 2023	[***]	[***]
February 1, 2023	[***]	[***]
March 4, 2023	[***]	[***]
April 1, 2023	[***]	[***]
May 5, 2023	[***]	[***]
June 2, 2023	[***]	[***]

*

The withdrawal of the aircraft on this schedule shall occur at 11:59:59 p.m. the day before the Date of Withdrawal, such that the indicated number of aircraft are withdrawn before the commencement of the Date of Withdrawal.

**

This table does not distinguish aircraft for which United asserts it is not required to pay the per aircraft per day component of Base Compensation from those for which it is required to pay such component. Nothing in this table is intended to limit or otherwise affect any rights United may have to withhold such payments or related arguments or Contractor’s objections and arguments in opposition.

(b) As of the Sixth Amendment Effective Date, the January 17 Schedule shall be null and void and of no force or effect, and the Replacement Schedule shall be deemed to have been delivered timely and shall be deemed to be in compliance with the requirements of Section 8.03(c)(ii) of the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

2. Maximum United and Other Carrier Block Hours During Wind-Down Period

(a) Notwithstanding anything to the contrary in the Agreement, United shall not schedule a number of block hours in any calendar month listed in the first column in the table below that exceeds the number of block hours listed in the second column in the table below (for any month, the “Maximum United Block Hours”):

Month:	Maximum United Block Hours:
February 2023	[***]
March 2023	[***]
April 2023	[***]
May 2023	[***]
June 2023*	[***]

*	June 2023 represents June 1, 2023, only.

(b) Contractor has entered into a capacity purchase agreement with another commercial air carrier (the “Other Carrier”), and Contractor will commence operating scheduled flights for the Other Carrier in March 2023. Notwithstanding anything to the contrary in the Agreement, Contractor shall be permitted to fly for the Other Carrier in any calendar month listed in the first column in the table below up to, but not more than, the sum of (i) the number of block hours listed in the second column in the table below (for any month, the “Maximum Other Carrier Block Hours”) plus (ii) any block hours that Contractor has the crew capacity to fly in excess of the sum of (x) the actual number of block hours scheduled by United in the Final Monthly Schedule for that month plus (y) the Maximum Other Carrier Block Hours for that month:

Month:	Maximum Other Carrier Block Hours:
March 2023	[***]
April 2023	[***]
May 2023	[***]
June 2023*	[***]

*	June 2023 represents June 1, 2023, only.

3. Covered Aircraft in Contractor’s Branded Livery. Notwithstanding anything to the contrary in the Agreement or any Ancillary Agreement, Contractor shall be permitted to operate any Scheduled Flight with a Covered Aircraft that is painted in Contractor’s branded livery rather than United Express livery.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

4. IAD Crew Base. Contractor’s crew base at IAD shall be closed effective April 30, 2023, and all Scheduled Flights after that date shall be ORD based. The closing of Contractor’s crew base at IAD shall not be deemed a Hub Crew Base Closing pursuant to Section 3.02(c)(iii)(e) of the Agreement.

5. Contractor’s Representation. Contractor hereby represents that nothing in this Amendment would cause Contractor to breach the terms of any agreement with another air carrier.

6. Additional Definitions. Exhibit A of the Agreement is amended by adding the following definitions:

“Maximum Other Carrier Block Hours” – is defined in Section 2(b) of the Sixth Amendment.

“Maximum United Block Hours” – is defined in Section 2(a) of the Sixth Amendment.

“Sixth Amendment” – means the Sixth Amendment to Capacity Purchase Agreement by and between United and Contractor, dated as of February 10, 2023.

“Sixth Amendment Effective Date” – means the effective date of the Sixth Amendment.

7. No Waivers; Reservation of Rights. Except as expressly provided herein, neither Party waives any defaults by, or claims against, the other Party, whether arising under the Agreement, any Ancillary Agreement or otherwise. Each Party expressly reserves all rights and remedies under the Agreement, the Ancillary Agreements and at law and in equity. This Amendment does not resolve or release any claims by either Party in the Arbitration, and, without limiting the generality of the foregoing, except as expressly provided herein, neither Party waives any claims for relief or other claims that are the subject of the Arbitration. With respect to the Replacement Schedule, United reiterates the positions stated in its January 17, 2023 letter to Air Wisconsin transmitting United’s January 17 Schedule (except that the January 17 Schedule itself is now null and void). Each Party expressly reserves and does not waive its claim regarding Air Wisconsin’s termination and each party’s right to pursue all available remedies regarding such termination. Contractor expressly reserves and does not waive its right to terminate the Agreement under Section 8.02(c)(i) for payment defaults. If Contractor were to terminate the Agreement for payment defaults for United’s alleged failure to make payments of the per aircraft per day component of Base Compensation on certain Covered Aircraft through the date of this Amendment, then the Parties agree that the Replacement Schedule set forth in Section 1 of this Amendment shall be deemed to reflect the Parties’ agreement to provide for a Wind-Down Schedule, notwithstanding the provisions of Section 8.03(c)(i) that would otherwise have required an immediate withdrawal of all Covered Aircraft, such that the Covered Aircraft will instead cease to be Covered Aircraft upon their respective wind-down dates set forth in the Replacement Schedule, with no Covered Aircraft remaining upon completion of the Replacement Schedule. In any event, United retains all rights to contest Contractor’s right to terminate for payment default, including its right to assert claims for wrongful termination regarding Contractor’s termination under Section 8.02(c)(i).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

8. Miscellaneous. Capitalized terms used in this Amendment that are defined in the Agreement have the meanings assigned to them in the Agreement. This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect. The Parties agree they shall not attempt to use this Amendment to argue for or against any interpretation of the Parties’ respective obligations in any period before the date of this Amendment, and this Amendment shall not be used for that purpose in the Arbitration or any other dispute-resolution proceeding between the Parties. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:
Andrew Nocella
EVP and Chief Commercial Officer

AIR WISCONSIN AIRLINES LLC

By:
Robert Binns
President and Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.